===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 16, 1997



                         CARRAMERICA REALTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                       1-11706                52-1796339
 ---------------------------      ---------------------     ------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                      Identification No.)


   1700 Pennsylvania Avenue, N.W., Washington, D.C.                 20006
   ------------------------------------------------               ----------
        (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (202) 624-7500


================================================================================

                                    FORM 8-K


Item 1:  CHANGE IN CONTROL OF REGISTRANT

         Not applicable.

Item 2:  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

Item 3:  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

Item 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

Item 5:  OTHER EVENTS.

                  On December 16, 1997, CarrAmerica Realty Corporation (the "Company") entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co., Prudential Securities Incorporated and Wheat First Butcher Singer relating to the issuance and sale by the Company of 2,000,000 depositary shares (the "Depositary Shares"), each such share representing a one-tenth (1/10) fractional interest in a share of Series D Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company. In connection therewith, the Company granted to the Underwriters (as defined in the above-described Terms Agreement) an option to purchase an additional 300,000 Depositary Shares to cover over-allotments, if any. The Depositary Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-22353).

Item 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

Exhibit
Number            Exhibit
------            -------

  1.1 Terms Agreement dated December 16, 1997, together with related Underwriting Agreement dated December 16, 1997

  4.1             Articles Supplementary relating to Series D
                  Cumulative Redeemable Preferred Stock of the Company

  4.2 Deposit Agreement dated as of December 16, 1997 between the Company, BankBoston, N.A., as Depositary, and the holders from time to time of the depositary receipts described therein relating to Series D Cumulative Redeemable Preferred Stock

  5.1 Opinion of Hogan & Hartson L.L.P. dated December 16, 1997 as to the validity of the securities

Item 8:  CHANGE IN FISCAL YEAR

         Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 19, 1997             CARRAMERICA REALTY CORPORATION


                                     By: /s/  Debra A. Volpicelli
                                         -----------------------------
                                         Debra A. Volpicelli
                                         Treasurer and Controller

                                  EXHIBIT INDEX




Exhibit
 Number                  Exhibit
 ------                  -------

  1.1 Terms Agreement dated December 16, 1997, together with related Underwriting Agreement dated December 16, 1997

  4.1 Articles Supplementary relating to Series D Cumulative Redeemable Preferred Stock of the Company

  4.2 Deposit Agreement dated as of December 16, 1997 between the Company and BankBoston, N.A., as Depositary, and the holders from time to time of the depositary receipts described therein relating to Series D Cumulative Redeemable Preferred Stock

  5.1 Opinion of Hogan & Hartson L.L.P. dated December 18, 1997 as to the validity of the securities